NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2013
NATURE OF OPERATIONS
NOTE 1 - NATURE OF OPERATIONS

On March 2, 2006, The Simsbury Bank & Trust Company, Inc. (the “Bank”) reorganized into a holding company structure.  As a result, the Bank became a wholly-owned subsidiary of SBT Bancorp, Inc. (the “Company”) and each outstanding share of common stock of the Bank was converted into the right to receive one share of the common stock, no par value, of the Company.  The Company files reports with the Securities and Exchange Commission and is supervised by the Board of Governors of the Federal Reserve System.

The Bank is a state chartered bank which was incorporated on April 28, 1992 and is headquartered in Simsbury, Connecticut.  The Bank commenced operations on March 31, 1995 engaging principally in the business of attracting deposits from the general public and investing those deposits in securities, residential and commercial real estate, consumer and small business loans.